Exhibit 10.10

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VENTAS, INC.

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of                      (“Effective Date”), by and between VENTAS, INC., a Delaware corporation (“Company”), and                     , a non-employee director of the Company (“Optionee”).

RECITALS:

A. The Company has adopted the 2004 Stock Plan for Directors (“Plan”) to promote the interests of the Company, its subsidiaries and stockholders by enabling directors, such as Optionee, to invest in the Company’s shares of common stock, having a par value of $.25 per share (“Common Stock”).

B. Company believes that such investment should increase the personal interest and special efforts of Optionee in providing for the continued success and progress of the Company.

AGREEMENT:

NOW, THEREFORE, the parties agree as follows:

1. Grant of Option; Option Price. Company hereby grants to Optionee, as a matter of separate inducement and agreement in connection with her being a director of the Company (and not in lieu of any salary or other compensation for Optionee’s services) the right and option to purchase (the “Option”) all or any part of an aggregate of                      (            ) shares of Common Stock (“Option Shares”) on the terms and conditions set forth herein, subject to adjustment as provided in Section 7, at a purchase price of                      ($             ). The Company and Optionee consider the Option Price to be not less than the Fair Market Value (as defined in the Plan) of the Common Stock on the Effective Date, which is the date on which the Option was granted to Optionee (“Option Date”).

2. Term and Time of Exercise of the Option. The Option shall commence on the date hereof and continue for a term ending ten years from the Option Date (“Termination Date”), unless sooner terminated as provided in Section 6.

3. Option Exercisable in Installments. Subject to the other terms and conditions stated herein, the right to exercise the Option shall accrue in installments as follows:

(a) First Installment. Commencing on the Option Date, Optionee may exercise the Option for up to 50 percent of the number of Option Shares.

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(b) Second Installment. Commencing on the First Anniversary of the Option Date, the Option may be fully exercised to the extent that it has not previously been exercised.

Notwithstanding the foregoing, upon a Change in Control as defined in the Plan or the retirement of the Optionee as a director, Optionee shall have the right to exercise the Option in full as to all Option Shares.

4. Conditions to Exercise of the Option.

(a) Exercise of Option. Subject to the provisions of Section 3, Optionee may exercise the Option by delivering to the Company written notice (“Notice”) of exercise stating the number of Option Shares for which the Option is being exercised accompanied by payment in the amount of the Option Price multiplied by the number of shares for which the Option is being exercised (the “Exercise Price”) in the manner provided in Section 4(b).

(b) Payment of Exercise Price. Company shall accept as payment for the Exercise Price (a) a check payable to the order of Company, (b) the tender of Common Stock (by either actual delivery of Common Stock or by attestation) having a Fair Market Value (determined as of the close of the business day immediately preceding the date of exercise of the Option) provided such Common Stock has been held by Optionee for at least six months prior to tender, (c) “cashless exercise” through a third party in a transaction independent of the Company and properly structured to avoid any adverse accounting consequences to the Company, (d) a combination of the foregoing, or (e) by any other means which the Committee determines.

(c) Delivery of Shares on Exercise. As soon as practicable after receipt of the Notice and payment of the Exercise Price, Company shall deliver to Optionee, without transfer or issuance tax or other incidental expense to Optionee, at the office of Company, or at such other place as may be mutually acceptable, or, at the election of Company, by certified mail addressed to Optionee at the Optionee’s address shown in the records of Company, a certificate or certificates for the number of shares of Common Stock set forth in the Notice and for which Company has received payment in the manner prescribed herein. Company may postpone such delivery until it receives satisfactory proof that the issuance or transfer of such shares will not violate any of the provisions of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or the requirements of applicable state law relating to authorization, issuance or sale of securities, or until there has been compliance with the provisions of such acts or rules. If Optionee fails to accept delivery of all or any part of the number of shares of Common Stock specified in such notice upon tender of delivery thereof, her right to exercise the Option for such undelivered shares may be terminated by the Company.

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5. Restrictions on Transfer of Option.

(a) Except as provided in Section 5(b), the Option shall be exercisable during Optionee’s lifetime only by Optionee, and neither the Option nor any right hereunder shall be transferable except by will or the laws of descent and distribution. The Option may not be subject to execution or other similar process. If Optionee attempts to alienate, assign, pledge, hypothecate or otherwise dispose of the Option or any of the Optionee’s rights hereunder, except as provided herein or in Section 5(b), or in the event of any levy or any attachment, execution or similar process upon the rights or interests hereby conferred, Company may terminate the Option by notice to Optionee and it shall thereupon become null and void.

(b) Optionee may, subject to any restrictions under Section 16(b) of the Exchange Act, transfer all rights under this Agreement to (i) Optionee’s spouse or lineal descendants (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Optionee and her Immediate Family Members, or (iii) a partnership or limited liability company in which such Optionee and her Immediate Family Members are the only partners or members, as applicable; provided that (a) any such transfer must be without any consideration to Optionee for such transfer, and (b) all subsequent transfers of any rights under this Agreement shall be prohibited other than by bequest or the laws of descent and distribution. Following any such transfer, this Agreement shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Agreement and the Plan (excluding Section 6 hereof and Section 4.2 of the Plan) the term “Optionee” shall be deemed to refer to the transferee. Any rights to exercise the Option transferred hereunder shall be exercisable by the transferee only to the extent, and for the periods, specified in this Agreement.

6. Termination of Option.

(a) If the Optionee ceases to be a director of the Company for any reason other than death, Disability, retirement or removal for Cause, the Option shall terminate three months after the Optionee ceases to be a director of the Company (unless the Optionee dies during such period) or on the Option’s expiration date, if earlier, and shall be exercisable during such period after the Optionee ceases to be a director of the Company only with respect to the number of Shares which the Optionee was entitled to purchase on the day preceding the day on which the Optionee ceased to be a director.

(b) If the Optionee ceases to be a director of the Company because of removal for Cause, the Option shall terminate on the date of the Optionee’s removal.

(c) In the event of the Optionee’s death, Disability or retirement while a director of the Company, or the Optionee’s death within three months after the Optionee ceases to be a director (other than by reason of removal for Cause), the Option shall terminate upon the earlier to occur of (i) 12 months after the date of the Optionee’s death, Disability or retirement, or (ii) the Option’s expiration date. The Option shall be

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exercisable during such period after the Optionee’s death or Disability with respect to the number of Shares as to which the Option shall have been exercisable on the date preceding the Optionee’s death or Disability, as the case may be. In the event of the retirement of the Optionee, the Option shall be fully exercisable during such period.

7. Adjustment to Option. The Option shall be subject to adjustment as provided in the Plan.

8. Miscellaneous.

(a) No Rights as Stockholder. Neither Optionee, nor any person entitled to exercise Optionee’s rights under this Agreement, shall have any of the rights of a shareholder regarding the shares of Common Stock subject to the Option, except after the exercise of the Option as provided herein.

(b) Incorporation of Plan. This Agreement is and shall be in all respects subject to the terms and conditions of the Plan, a copy of which Optionee acknowledges receiving prior to the execution hereof.

(c) Captions. The captions and section headings used herein are for convenience only, shall not be deemed part of this Agreement and shall not in any way restrict or modify the context and substance of any section or paragraph of this Agreement.

(d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(e) Defined Terms. All defined terms used herein which are defined in the Plan shall have the meanings set forth in the Plan, unless a different meaning is plainly required by the context.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

VENTAS, INC.

By:
Title:

NAME